EXHIBIT 10.1


HAROLD Y. SPECTOR, CPA                                30 SOUTH LAKE AVENUE
CAROL S. WONG, CPA                                    SUITE 723
                                                      PASADENA, CALIFORNIA 91101

                              SPECTOR & WONG, LLP
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 (888) 584-5577
                               FAX (626) 584-6447
                            hspectorcpa@earthlink.net


                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of Circle Group Holdings, Inc. and subsidiaries

We have audited the accompanying consolidated balance sheets of Circle Group Holdings, Inc. and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial positions of Circle Group Holdings, Inc. and its subsidiaries as of December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Harold Y. Spector
-----------------------
Spector & Wong, LLP
Pasadena, California
February 23, 2004